Prospectus Supplement
John Hancock Strategic Series
John Hancock Income Fund (the fund)
Supplement dated October 30, 2025 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)
Effective October 30, 2025 (the Effective Date), David A. Bees, CFA and Christopher Smith, CFA, CAIA are added as portfolio managers to the fund. Christopher M. Chapman, CFA, Thomas C. Goggins, Brad Lutz, CFA, and Kisoo Park will continue to serve as portfolio managers of the fund, and together with David A. Bees, CFA and Christopher Smith, CFA, CAIA will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio. Accordingly, as of the Effective Date, the following information is added under the heading “Portfolio management”:
David A. Bees, CFA
Portfolio Manager
Managed the fund since 2025
Christopher Smith, CFA, CAIA
Associate Portfolio Manager
Managed the fund since 2025
In addition, effective September 30, 2026, Kisoo Park will no longer serve as a portfolio manager of the fund. David A. Bees, CFA, Christopher Smith, CFA, CAIA, Christopher M. Chapman, CFA, Thomas C. Goggins, and Brad Lutz, CFA will continue to serve as portfolio managers of the fund and will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio. Accordingly, as of September 30, 2026, all references to Mr. Park will be removed from the Summary Prospectus.
You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.
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